Exhibit 99.3

Aug. 10, 2014

We are pleased to announce that Kinder Morgan, Inc. has entered into agreements to acquire all of the outstanding common units of KMP and EPB and all of the outstanding shares of KMR.  The result will be a simplified ownership structure under one publicly traded security, KMI.  We believe this transaction will be highly beneficial for our employees, all of the companies involved and our unitholders and shareholders.

As we have said many times, this is a very exciting time to be in the energy industry and we believe that we are still in the early stages of a tremendous infrastructure build out across North America.  By combining the Kinder Morgan family of companies we will be even better positioned to take advantage of this growth.  We are creating a company with world class assets housed under one roof with a lower cost of capital.  This will generate more opportunities and greater value for employees and shareholders.

•                  KMI will have a projected dividend of $2.00 per share in 2015, a 16 percent increase over the anticipated dividend of 2014.  We also expect to grow the dividend by 10 percent each year from 2015 through 2020 with significant excess coverage.

We want to thank all of you for making this transaction possible.  It is your dedication and hard work that have built the Kinder Morgan companies and made us a premier operator in the energy industry.

When the transaction is completed, likely by year end, KMI will continue to be the largest energy infrastructure company in North America and will be the third largest energy company overall with an enterprise value of approximately $140 billion.  The consolidation of KMI, KMP, KMR and EPB is expected to produce immediate value upon closing to all shareholders and unitholders.  Because the transaction consideration is mostly equity, KMP, KMR and EPB holders will be able to share in KMI’s substantial future growth opportunities.

The combined company will continue to be named Kinder Morgan, Inc. and corporate headquarters will remain in Houston.  We will continue to own and operate all of the same assets we do today.  We will be doing the same things we do today, but with the benefit of a simplified ownership structure.  So as employees we will see very little change in our daily activities.  We will continue to communicate with you in the coming months as we move through the transition process prior to closing.

As always, it is important for all of us to do everything we can to stay focused on performing our jobs to the best of our abilities to positively position the combined company for the future.  Our priorities remain the same.  We must focus on operating our assets safely and efficiently, striving for financial and operational excellence, assuring compliance with applicable laws and regulations, and meeting our customers’ needs.

For more information about the transaction, please see the home page of KMONLINE.

Rich Kinder and Steve Kean

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

This communication may be deemed to be solicitation material in respect of the proposed acquisition by Kinder Morgan, Inc. (“KMI”) of each of Kinder Morgan Energy Partners, L.P. (“KMP”), Kinder Morgan Management, LLC (“KMR”) and El Paso Pipeline Partners, L.P. (“EPB”).  KMI plans to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 in connection with the mergers.  Each of KMI, KMP, KMR and EPB plans to file with the SEC and mail to its security holders a proxy statement/prospectus in connection with the mergers. The registration statement and each proxy statement/prospectus will contain important information about KMI, KMP, KMR, EPB, the mergers and related matters.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND EACH PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE.

Investors and security holders will be able to obtain copies of each proxy statement/prospectus as well as other filings containing information about KMI, KMP, KMR and EPB, without charge, at the SEC’s website, http://www.sec.gov.  Copies of documents filed with the SEC by KMI, KMP, KMR and EPB will be made available free of charge on Kinder Morgan, Inc.’s website at http://www.kindermorgan.com/investor or by written request by contacting the investor relations department of KMI, KMP, KMR or EPB at the following address: 1001 Louisiana Street, Suite 1000, Houston, Texas 77002, Attention: Investor Relations or by phone at (713)-369-9490 or by email at km_ir@kindermorgan.com.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION

KMI, KMP, KMR and EPB, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement.  Information regarding the directors and executive officers of KMI is contained in KMI’s Form 10-K for the year ended December 31, 2013 and its proxy statement filed on April 9, 2014, each of which has been filed with the SEC.  Information regarding the directors and executive officers of KMP’s general partner and KMR, the delegate of the KMP’s general partner, is contained in KMP’s Form 10-K for the year ended December 31, 2013, which has been filed with the SEC.  Information regarding the directors and executive officers of KMR is contained in KMR’s Form 10-K for the year ended December 31, 2013, which has been filed with the SEC.  Information regarding the directors and executive officers of the EPB’s general partner is contained in EPB’s Form 10-K for the year ended December 31, 2013, which has been filed with the SEC.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Statements in this communication regarding the proposed transactions involving KMI, KMP, KMR and EPB, the expected timetable for completing the proposed transactions, future financial and operating results, benefits and synergies of the proposed transaction, future opportunities for the combined company and any other statements about KMI, the general partner of KMP, KMR or the general partner of EPB management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction; the ability of KMI to realize anticipated synergies and cost savings; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors; the ability to achieve revenue growth; price volatility and market demand for natural gas and natural gas liquids; higher construction costs or project delays due to inflation, limited availability of required resources or the effects of environmental, legal or other uncertainties; the ability of the combined company to continue to obtain new sources of natural gas supply; the impact on volumes and resulting cash flow of technological, economic and other uncertainties inherent in estimating future production, producers’ ability to drill and successfully complete and attract new natural gas supplies and the availability of downstream transportation systems and other facilities for natural gas and NGLs; the effects of government regulations and policies and of the pace of deregulation of retail natural gas; national, international, regional and local economic or competitive conditions and developments; capital and credit markets conditions; interest rates; the political and economic stability of oil producing nations; energy markets, including changes in the price of certain commodities; weather, alternative energy sources, conservation and technological advances that may affect price trends and demand; business and regulatory or legal decisions; the timing and success of business development efforts; acts of nature, accidents, sabotage, terrorism or other similar acts causing damage greater than the insurance coverage limits of the combined company; and the other factors and financial, operational and legal risks or uncertainties described in KMI’s, KMP’s, KMR’s and EPB’s Annual Reports on Form 10-K for the year ended December 31, 2013 and other subsequent filings with the SEC.  KMI, KMP, KMR and EPB disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication, other than as required by applicable law.